Exhibit 99.1

Sonus Networks Reports 2003 Third Quarter Financial Results; Revenues Grow 34% Sequentially, 285% Over Previous Year; Company Achieves
Quarterly Profit

    WESTFORD, Mass.--(BUSINESS WIRE)--Oct. 8, 2003--Sonus Networks, Inc. (Nasdaq: SONS), a leading provider of carrier packet voice infrastructure solutions, today reported its financial results for the third quarter ended September 30, 2003 in accordance with U.S. generally accepted accounting principles (GAAP).
    Revenues for the third quarter of fiscal 2003 were $28.6 million compared with $21.4 million for the second quarter of fiscal 2003 and $7.4 million for the third quarter of fiscal 2002. Net income for the third quarter of fiscal 2003 was $1.2 million or $0.01 per diluted share compared with a net loss for the second quarter of fiscal 2003 of $3.2 million or $0.01 per diluted share and a net loss of $21.6 million or $0.11 per diluted share for the third quarter of fiscal 2002.
    Revenues for the first nine months of fiscal 2003 were $66.0 million compared with $49.9 million in the same period last year. Net loss for the first nine months of fiscal 2003 was $6.4 million or $0.03 per diluted share compared with a net loss for the first nine months of fiscal 2002 of $55.7 million or $0.30 per diluted share.
    "This was a strong quarter for Sonus Networks, our fourth consecutive quarter of revenue growth," said Hassan Ahmed, president and CEO, Sonus Networks. "Our revenues grew 34% sequentially to $28.6 million, reflecting increased market demand for packet telephony and the expanding number of customers who have adopted Sonus' solutions. We achieved an important milestone in reporting our first quarterly profit on a GAAP basis. Additionally, we bolstered our balance sheet to capitalize on the opportunity ahead, adding $126 million to our cash and marketable securities through a common stock offering in September."
    In July, Sonus disclosed that Verizon Communications has deployed Sonus' voice infrastructure solutions to support Verizon's delivery of long distance services to select markets. Verizon is carrying customer traffic on its Sonus infrastructure and is now expanding its footprint to additional U.S. markets. Also in Q3, Sonus announced that Powercom, a Wisconsin-based communications provider, has deployed a Sonus-based network for domestic and international long distance, toll-free calling and calling card services, with plans to deliver local voice services in the future.
    Further expanding its presence around the globe, Sonus opened an office in India. Sonus' new direct operations in Mumbai will serve the rapidly growing India telecommunications market, including next-generation carriers as well as established service providers.
    During the quarter, Sonus achieved ISO 9001:2000 certification, underscoring the company's commitment to delivering high-quality next-generation packet voice solutions. Earlier this year, Sonus became the first company to receive CUE Certification, a 3-in-1-product certification service offered by TUV America for the Canadian, United States and European markets.
    Sonus' market leadership was reinforced in Q3 as Sonus was once again named the market share leader in key categories such as carrier voice over IP (VoIP) gateway revenues, minutes of VoIP traffic and revenue-generating carrier ports by independent industry research firms. Synergy Research Group recognized Sonus as a top performer in its second quarter 2003 analysis of the VoIP equipment market, with 50.9% market share in high-density VoIP gateway revenues worldwide.
    Finally, Sonus continued to focus on strengthening its financial position during the quarter. In September, the company completed a public offering of its common stock, adding approximately $126 million to its balance sheet.

    About Sonus Networks

    Sonus Networks, Inc., is a leading provider of packet voice infrastructure solutions for wireline and wireless service providers. With its Open Services Architecture(TM) (OSA), Sonus delivers end-to-end solutions addressing a full range of carrier applications, including trunking, residential access and Centrex, tandem switching, and IP voice termination, as well as enhanced services. Sonus' award-winning voice infrastructure solutions, including media gateways, softswitches and network management systems, are deployed in service provider networks worldwide. Sonus, founded in 1997, is headquartered in Westford, Massachusetts. Additional information on Sonus is available at http://www.sonusnet.com.

    This release may contain projections or other forward-looking statements regarding future events or the future financial performance of Sonus that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to the "Cautionary Statements" section of Sonus' Quarterly Report on Form 10-Q, dated August 13, 2003 and filed with the SEC, which identifies important risk factors that could cause actual results to differ from those contained in the forward-looking statements. These risk factors include, among others, the adverse effect of recent developments in the telecommunications industry, the weakened financial position of many service providers, Sonus' ability to grow its customer base, dependence on new product offerings, market acceptance of its products, rapid technological and market change and manufacturing and sourcing risks. In addition, any forward-looking statements represent Sonus' views only as of today and should not be relied upon as representing Sonus' views as of any subsequent date. While Sonus may elect to update forward-looking statements at some point, Sonus specifically disclaims any obligation to do so.

    Sonus is a registered trademark of Sonus Networks. Open Services Architecture is a trademark of Sonus Networks. All other company and product names may be trademarks of the respective companies with which they are associated.



                         SONUS NETWORKS, INC.
                 Condensed Consolidated Balance Sheets
                            (In thousands)

                                                  Sept. 30,   Dec. 31,
                                                     2003       2002
                                                 ----------- ---------
                                                 (Unaudited)
                     Assets
Current assets:
     Cash, cash equivalents and marketable
      securities                                   $292,856  $111,167
     Accounts receivable, net                         5,604     2,956
     Inventories                                     12,333    10,776
     Other current assets                             6,313     3,806
                                                 ----------- ---------
         Total current assets                       317,106   128,705
Property and equipment, net                           6,514    11,174
Purchased intangible assets, net                        361     1,174
Other assets, net                                       339       480
                                                 ----------- ---------

                                                   $324,320  $141,533
                                                 =========== =========

      Liabilities and Stockholders' Equity
Current liabilities:
     Accounts payable and accrued expenses          $36,560   $37,521
     Accrued restructuring expenses                     845     3,143
     Deferred revenue                                34,036    29,235
     Current portion of long-term obligations         1,329     1,606
                                                 ----------- ---------
          Total current liabilities                  72,770    71,505
Long-term obligations, less current portion           1,822     3,293
Convertible subordinated notes                       10,000    10,000
Stockholders' equity:
     Common stock                                       246       207
     Capital in excess of par value               1,045,077   858,126
     Accumulated deficit                           (804,250) (797,868)
     Deferred compensation                           (1,078)   (3,469)
     Treasury stock                                    (267)     (261)
                                                 ----------- ---------
          Total stockholders' equity                239,728    56,735
                                                 ----------- ---------
                                                   $324,320  $141,533
                                                 =========== =========



                         SONUS NETWORKS, INC.
            Condensed Consolidated Statements of Operations
                 (In thousands, except per share data)
                              (unaudited)


                                    Three months ended
                                    September 30, 2003
                               -----------------------------
                              US GAAP                Non-GAAP
                             Results   Adjustments   Results(A)
                               -----------------------------

Revenues                       $28,644     $--       $28,644
Cost of revenues                11,047      --        11,047
                              --------  ------      --------
Gross profit                    17,597      --        17,597
Gross profit %                    61.4%                 61.4%
Operating expenses:
Research and development         7,984      --         7,984
Sales and marketing              6,536      --         6,536
General and administrative         999      --           999
Stock-based compensation           866    (866)           --
Amort. of goodwill and
 purchased intangible
 assets                            271    (271)           --
Write-off of goodwill
 and purchased intangible
 assets                             --      --            --
Restructuring charges               --      --            --
                              --------  ------      --------

Total operating
 expenses                       16,656  (1,137)       15,519
                              --------  ------      --------

Income (loss)
 from operations                   941   1,137         2,078
Interest expense                  (128)     --          (128)
Interest income                    396      --           396
                              --------  ------      --------

Net income (loss)               $1,209  $1,137        $2,346
                              ========  ======      ========
    Net income (loss)
     per share:
          Basic                  $0.01                 $0.01
          Diluted                $0.01                 $0.01
Shares used in
 computation:
          Basic                224,356               224,356
          Diluted              239,446               239,446




                                    Three months ended
                                    September 30, 2002
                               -----------------------------
                              US GAAP                Non-GAAP
                             Results   Adjustments   Results(A)
                               -----------------------------

Revenues                        $7,445     $--        $7,445
Cost of revenues                 4,747      --         4,747
                             ---------  ------     ---------
Gross profit                     2,698      --         2,698
Gross profit %                    36.2%                 36.2%
Operating expenses:
Research and development         9,685      --         9,685
Sales and marketing              5,520      --         5,520
General and administrative       2,445      --         2,445
Stock-based compensation         3,962  (3,962)           --
Amort. of goodwill and
 purchased intangible
 assets                            367    (367)           --
Write-off of goodwill
 and purchased intangible
 assets                          1,673  (1,673)           --
Restructuring charges              987    (987)           --
                             ---------  ------     ---------

Total operating
 expenses                       24,639  (6,989)       17,650
                             ---------  ------     ---------

Income (loss)
 from operations               (21,941)  6,989       (14,952)
Interest expense                  (163)     --          (163)
Interest income                    466      --           466
                             ---------  ------     ---------

Net income (loss)             $(21,638) $6,989      $(14,649)
                             =========  ======     =========
    Net income (loss)
     per share:
          Basic                 $(0.11)               $(0.08)
          Diluted               $(0.11)               $(0.08)
Shares used in
 computation:
          Basic                191,823               191,823
          Diluted              191,823               191,823




                                    Three months ended
                                       June 30, 2003
                               -----------------------------
                              US GAAP                Non-GAAP
                             Results   Adjustments   Results(A)
                               -----------------------------

Revenues                       $21,356     $--       $21,356
Cost of revenues                 8,793      --         8,793
                              --------  ------      --------
Gross profit                    12,563      --        12,563
Gross profit %                    58.8%                 58.8%
Operating expenses:
Research and development         8,245      --         8,245
Sales and marketing              5,643      --         5,643
General and administrative       1,188      --         1,188
Stock-based compensation           739    (739)           --
Amort. of goodwill and
 purchased intangible
 assets                            271    (271)           --
                              --------  ------      --------

Total operating
 expenses                       16,086  (1,010)       15,076
                              --------  ------      --------

Income (loss)
 from operations                (3,523)  1,010        (2,513)
Interest expense                  (148)     --          (148)
Interest income                    461      --           461
                              --------  ------      --------

Net income (loss)$              (3,210) $1,010       $(2,200)
                              ========  ======      ========
    Net income (loss)
     per share:
          Basic                 $(0.01)               $(0.01)
          Diluted               $(0.01)               $(0.01)
Shares used in
 computation:
          Basic                215,970               215,970
          Diluted              215,970               215,970

(A) These Adjusted Condensed Consolidated Statements of Operations are for informational purposes only and are not in accordance with US generally accepted accounting principles (GAAP). These statements exclude the amortization of stock-based compensation, amortization of goodwill and purchased intangible assets, write-off of goodwill and purchased intangible assets and restructuring charges. Sonus' management uses the Non-GAAP financial results as an alternative means for assessing Sonus' quarterly operations. Even though Sonus' management recognizes that Non-GAAP financial results are not a substitute for GAAP results, Non-GAAP measures are helpful in assisting Sonus' management understand and manage its business. Please refer to the section entitled Explanation of Use of Non-GAAP Financial Results on page 29 of Sonus' Annual Report on Form 10-K, dated March 19, 2003, which explains in detail the use by Sonus' management of Non-GAAP financial results.




                         SONUS NETWORKS, INC.
            Condensed Consolidated Statements of Operations
                 (In thousands, except per share data)
                              (unaudited)


                                    Nine months ended
                                    September 30, 2003
                               -----------------------------
                              US GAAP                Non-GAAP
                             Results   Adjustments   Results(A)
                               -----------------------------

Revenues                       $66,019     $--       $66,019
Cost of revenues:
   Write-off (benefit)
   of inventory and
   purchase commitments           (735)    735            --
Other cost of revenues          26,005      --        26,005
                              --------  ------      --------
Total cost of revenues          25,270     735        26,005
                              --------  ------      --------
Gross profit                    40,749    (735)       40,014
Gross profit %                    61.7%                 60.6%
Operating expenses:
Research and development        23,931      --        23,931
Sales and marketing             17,453      --        17,453
General and administrative      3,267       --         3,267
Stock-based compensation        2,499   (2,499)           --
Amort. of goodwill and
 purchased intangible
 assets                            813    (813)           --
Write-off of goodwill
 and purchased intangible
 assets                             --      --            --
Restructuring charges
 (benefit), net                     --      --            --
                              --------  ------      --------

Total operating expenses        47,963  (3,312)       44,651
                              --------  ------      --------

Loss from operations            (7,214)  2,577        (4,637)
Interest expense                  (406)     --          (406)
Interest income                  1,238      --         1,238
                              --------  ------      --------

Net loss                       $(6,382) $2,577       $(3,805)
                              ========  ======      ========

Basic and diluted
 net loss per share             $(0.03)               $(0.02)
                              ========              ========

Shares used in
 computation                   213,322               213,322
                              ========              ========




                                    Nine months ended
                                    September 30, 2002
                               -----------------------------
                              US GAAP                Non-GAAP
                             Results   Adjustments   Results(A)
                               -----------------------------

Revenues                       $49,898     $--       $49,898
Cost of revenues:
   Write-off (benefit)
   of inventory and
   purchase commitments          9,434  (9,434)           --
Other cost of revenues          24,570      --        24,570
                             ---------  ------    ---------
Total cost of revenues          34,004  (9,434)       24,570
                             ---------  ------     ---------
Gross profit                    15,894   9,434        25,328
Gross profit %                    31.9%                 50.8%
Operating expenses:
Research and development        36,525      --        36,525
Sales and marketing             22,207      --        22,207
General and administrative       5,601      --         5,601
Stock-based compensation        15,655 (15,655)           --
Amort. of goodwill and
 purchased intangible
 assets                          1,156  (1,156)           --
Write-off of goodwill and
 purchased intangible
 assets                          1,673  (1,673)           --
Restructuring charges
 (benefit), net                (10,141) 10,141            --
                             ---------  ------     ---------

Total operating expenses        72,676  (8,343)       64,333
                             ---------  ------     ---------

Loss from operations           (56,782) 17,777       (39,005)
Interest expense                  (438)     --          (438)
Interest income                  1,570      --         1,570
                             ---------  ------     ---------

Net loss                      $(55,650)$17,777      $(37,873)
                             =========  ======     =========

Basic and diluted
 net loss per share             $(0.30)               $(0.20)
                             =========             =========

Shares used in
 computation                   188,620               188,620
                             =========             =========

(A) These Adjusted Condensed Consolidated Statements of Operations are for informational purposes only and are not in accordance with US generally accepted accounting principals (GAAP). These statements exclude the impact of the write-off (benefit) of inventory and purchase commitments, amortization of stock-based compensation, amortization of goodwill and purchased intangible assets, write-off of goodwill and purchased intangible assets and restructuring charges (benefit). Sonus' management uses the non-GAAP financial results as an alternative means for assessing Sonus' quarterly operations. Even though Sonus' management recognizes that non-GAAP financial results are not a substitute for GAAP results, non-GAAP measures are helpful in assisting Sonus' management understand and manage its business. Please refer to the section entitled Explanation of Use of Non-GAAP Financial Results on page 29 of Sonus' Annual Report on Form 10-K, dated March 19, 2003, which explains in detail the use by Sonus' management of non-GAAP financial results.

    CONTACT: Sonus Networks, Inc.
             Investor Relations:
             Jocelyn Philbrook, 978-589-8672
             jphilbrook@sonusnet.com
             or
             Media Relations:
             Beth Morrissey, 978-589-8579
             bmorrissey@sonusnet.com